UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 2, 2014

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not furnished by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 8.01	Other Events
On January 2, 2014, KCP&L and GMO completed the transfer of two Southwest Power Pool, Inc. ("SPP") approved regional transmission projects to Transource Missouri, LLC ("Transource Missouri"), a wholly-owned subsidiary of Transource Energy, LLC. Transource Energy, LLC was formed by GPE Transmission Holding Company, LLC ("GPETHC"), a wholly-owned subsidiary of Great Plains Energy, and AEP Transmission Holding Company, LLC ("AEPTHC") to pursue, develop, construct, own and operate competitive electric transmission projects.

KCP&L and GMO received approval from the SPP to novate the projects to Transource Missouri in October 2013 and FERC accepted the designee qualification and novation on December 17, 2013 with an effective date of October 30, 2013. The two projects are (i) an approximately 30-mile, 345kV transmission line from KCP&L's and GMO's Iatan generating station to KCP&L's Nashua substation (Iatan-Nashua line) with an expected 2015 in-service date and (ii) the Missouri portion of an 180-mile, 345kV transmission line from GMO’s Sibley generating station to Omaha Public Power District’s Nebraska City substation (Sibley-Nebraska line) with an expected 2017 in-service date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

Date: January 9, 2014